ESCROW AGREEMENT
                           ----------------


       This Escrow Agreement (this "Escrow Agreement") dated as of May 16, 2000, is entered into by and among Paradigm Medical Industries, Inc., a Delaware corporation ("Paradigm" or the "Buyer"), Paradigm Subsidiary, Inc., a Utah corporation and wholly owned subsidiary of Paradigm ("Subsidiary"), Vismed, Inc., d/b/a Dicon, a California corporation ("Dicon"), and Mackey Price & Williams, a Utah professional corporation (the "Disbursing Agent")(Paradigm, Subsidiary, Dicon and Disbursing Agent, collectively, the "Parties").

                        W I T N E S S E T H :

       WHEREAS, prior to the execution of this Escrow Agreement, Paradigm, Subsidiary and Dicon have entered into an Agreement and Plan of Reorganization of even date herewith (the "Plan of Reorganization") and a related Agreement of Merger (the "Merger Agreement"), both of even date herewith; and

       WHEREAS, the boards of directors of Paradigm, Subsidiary and Dicon have approved the acquisition of Dicon by Paradigm; and

       WHEREAS, the boards of directors of Paradigm, Subsidiary and Dicon have approved the merger of Subsidiary into Dicon (the "Merger") upon the terms and subject to the conditions set forth in the Plan of Reorganization and the Merger Agreement pursuant to which Dicon will become a wholly owned subsidiary of Paradigm; and

       WHEREAS, the Plan of Reorganization and the Merger Agreement contemplate the execution of this Escrow Agreement for the purposes stated herein and therein.

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


                              ARTICLE 1

                             DEFINITIONS

1.1 Certain Terms Defined. The terms defined in the Plan of Reorganization shall for all purposes of this Escrow Agreement have the meanings specified in the Plan of Reorganization, unless the context expressly or by necessary implication otherwise requires.

                             ARTICLE 2

              ESTABLISHMENT AND DISTRIBUTION OF ESCROW

2.1 Escrow Account. Pursuant to the provisions of Section 2.2 of the Plan of Reorganization

   (a) Upon the execution and delivery of the Plan of Reorganization and this Agreement, Paradigm shall pay $100,000 (the "Deposit Amount") to the Disbursing Agent, to be held as part of the Escrow Account.

   (b) Paradigm and Subsidiary shall deliver the Merger Consideration to the Disbursing Agent no later than 10:00 a.m. (Mountain Standard Time) on the Closing Date.

2.2 Distribution of Escrow Account. The Escrow Account shall be distributed as follows:

   (a) The Deposit Amount shall be paid to Dicon as liquidated damages representing reasonable costs and expenses incurred by Dicon if (i) Paradigm takes action to terminate the Plan of Reorganization pursuant to Section 11.1(a) of the Plan of Reorganization, or (ii) Dicon takes action to terminate the Plan of Reorganization pursuant to Section 11.1(b) or (e) of the Plan of
Reorganization. If there is no such action to Terminate the Plan of Reorganization, the Deposit Amount shall be returned to Paradigm.

   (b) Promptly after the Effective Time of the Merger, and in accordance with Sections 2.3 and 2.5 of the Plan of Reorganization, the Disbursing Agent shall deliver to the holders of Dicon Common at the Effective Time of the Merger, the Merger Consideration in the proportion set forth in Section 2.2(a)(1) of the Plan of Reorganization.


                            ARTICLE   3

                           MISCELLANEOUS

3.1 Termination. This Escrow Agreement shall terminate in the event of and upon termination of the Plan of Reorganization.

3.2 Prior Agreements; Modifications. This Escrow Agreement, the Merger Agreement and the Plan of Reorganization constitute the entire agreement between the parties with respect to the subject matter hereof, and shall supersede all prior agreements, documents, or other instruments with respect to the matters covered hereby. This Escrow Agreement may be amended by an instrument in writing signed by each of the Parties.

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

3.3 Captions and Table of Contents. The captions and table of contents in this Escrow Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Escrow Agreement.

3.4 Governing Law. The terms of this Escrow Agreement shall be governed by, and interpreted and construed in accordance with the provisions of, the laws of the State of Delaware without regard to its conflicts of law principles.

3.5 Counterparts. This Escrow Agreement may be executed in any number of counterparts, each of which, when so executed, shall constitute an original copy hereof.

3.6 Severability. If any clause, provision, or section of this Escrow Agreement is ruled illegal, invalid, or unenforceable by any court of competent jurisdiction, the invalidity or unenforceability of such clause, provision, or section shall not affect any of the remaining provisions hereof.

3.7 Notices. Any notice, request, instruction, or other document to be given hereunder shall be in writing and shall be transmitted by certified or registered mail, postage prepaid, by reputable express courier, or by facsimile transmission. The addresses or facsimile telephone numbers to which such communications shall be sent are as follows:

If to Dicon:

   10373 Roselle Street
   San Diego, California 92121
   Attention: Mark R. Miehle, President and
   Chief Executive Officer
   Facsimile Number:

   With a copy to:

   Luce, Forward, Hamilton & Scripps LLP
   600 West Broadway, Suite 2600
   San Diego, California 92101
   Attention: Dennis J. Doucette, Esq.
   Facsimile Number: (619) 232-8311


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

If to Paradigm:

   2355 South 1070 West
   Salt Lake City, Utah  84119
   Attention: Thomas F. Motter, President and
   Chief Executive Officer
   Facsimile Number: (801) 977-8973

   With a copy to:

   Mackey, Price & Williams
   170 South Main Street, Suite 900
   Salt Lake City, Utah  84101-1655
   Attention: Randall A. Mackey, Esq.
   Facsimile Number: (801) 575-5006

If to the Disbursing Agent:

   Mackey, Price & Williams
   170 South Main Street, Suite 900
   Salt Lake City, Utah  84101-1655
   Attention: Randall A. Mackey, Esq.
   Facsimile Number: (801) 575-5006

or to such other address or facsimile telephone number as any party may from time to time designate to the others in writing.

3.8 Waiver. The performance of any covenant or agreement or the fulfillment of any condition of this Escrow Agreement by the Parties may be expressly waived only in writing by the other parties. Any waiver hereunder shall be effective only in the specific instance and for the purpose for which given. No failure or delay on the part of the Parties in exercising any right, power, or privilege under this Escrow Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

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

   IN WITNESS WHEREOF, each of the parties hereto, intending to be legally bound hereby, has duly executed this Escrow Agreement as of the date first written above.

                                VISMED, INC., d/b/a DICON


                                By: /s/ Mark R. Miehle
                                    ---------------------
                                Mark R. Miehle, President and
                                and Chief Executive Officer
                                PARADIGM MEDICAL INDUSTRIES, INC.

                                By: /s/ Thomas F. Motter
                                    ---------------------
                                Thomas F. Motter, President and
                                Chief Executive Officer
                                PARADIGM SUBSIDIARY, INC.

                                By: /s/ Thomas F. Motter
                                    ---------------------
                                Thomas F. Motter, President and
                                Chief Executive Officer
                                MACKEY PRICE & WILLIAMS

                                By: /s/ Randall A. Mackey
                                    ----------------------
                                Randall A. Mackey, President

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